Pension Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Compensation And Retirement Disclosure [Abstract]
Interest cost	$ 4	$ 4	$ 5
Expected return on plan assets	(5)	(5)	(6)
Amortization of net loss	2	3	2
Net periodic benefit cost	$ 1	$ 2	$ 1